Accrued and other liabilities	12 Months Ended
Dec. 31, 2012
Accrued and other liabilities [Abstract]
Accrued and other liabilities

12. Accrued and other liabilities

Accrued and other liabilities consist of the following:

As of December 31 (in thousands)	2012 EUR	2011 EUR

Deferred revenue	739,136	816,045
Costs to be paid	278,066	260,651
Down payments from customers	1,033,768	1,057,046
Personnel related items	200,670	212,059
Derivative financial instruments	10,893	40,359
Standard warranty reserve	21,626	43,273
Other	1,352	2,313

Accrued and other liabilities	2,285,511	2,431,746
Less: non-current portion of accrued and other liabilities [1]	405,141	663,099

Current portion of accrued and other liabilities	1,880,370	1,768,647

1	The main part of the non-current portion of accrued and other liabilities relates to down payments received from customers regarding future shipments of EUV systems.

The decrease in accrued and other liabilities mainly relates to the decrease in deferred revenue, standard warranty reserve and derivative financial instruments.

Deferred revenue mainly consists of prepaid extended and enhanced (optic) warranty contracts and award credits regarding free or discounted products or services. The decrease in deferred revenue is mainly caused by product deliveries in 2012 that were deferred as of December 31, 2011 including one NXE:3100 system of which revenues were deferred for an amount of EUR 48.6 million as of December 31, 2011.

The deferred revenue balance from extended and enhanced (optic) warranty contracts as of December 31, 2012, amounted to EUR 242.2 million (2011: EUR 280.1 million).

The deferred revenue balance from installation and training services as of December 31, 2012 amounted to EUR 4.0 million (2011: EUR 1.8 million) and EUR 12.4 million (2011: EUR 11.9 million), respectively.

Costs to be paid mainly relate to accrued cost for unbilled services provided by suppliers including contracted labor, outsourced services and consultancy.

We receive advances from customers prior to shipment for systems included in ASML’s current product portfolio or systems currently under development in the form of down payments.

Personnel related items mainly consist of accrued management bonuses, accrued profit sharing, accrued vacation days, accrued vacation allowance, accrued wage tax, social securities and accrued pension premiums.

Derivative financial instruments consist of foreign currency contracts and the aggregate fair value of interest rate swaps which includes accrued interest.

Changes in standard warranty reserve for the years 2012 and 2011 are as follows:

(in thousands)	2012 EUR	2011 EUR

Balance, January 1	43,273	37,965
Additions of the year	35,735	61,279
Utilization of the reserve	(33,746)	(26,968)
Release of the reserve	(22,733)	(29,415)
Effect of exchange rates	(903)	412

Standard warranty reserve	21,626	43,273

The release of the reserve is due to a change in accounting estimate based on lower than expected historical warranty expenses as a result of an improved learning-curve concerning ASML’s systems. The release has been included in cost of sales.